The Royce Fund
Supplement to the Investment, Service and
Institutional Class Prospectus
dated May 1, 2010

Effective September 29, 2010, the third paragraph in the section of the prospectus entitled "Early Redemption Fee" is replaced in its entirety with the following:

    "You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another Royce Fund (exchanges from GiftShare Accounts in Royce Heritage Fund and from Royce Select Funds are not permitted). The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; retirement plans; certain pre-approved group investment plans and charitable organizations; omnibus or similar account customers of certain pre-approved broker-dealers and other institutions; and GiftShare Accounts in Royce Heritage Fund."

September 28, 2010